                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
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                                                  hours per response....... 5.0
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4809
                                  ---------------------------------------------

                        Liberty All Star Equity Fund
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                              Russell L. Kane, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-426-3363
                                                   ----------------------------

Date of fiscal year end: December 31, 2003
                        --------------------------
Date of reporting period: June 30, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Stockholders

[GRAPHIC]

SECOND QUARTER REPORT - JUNE 30, 2003

[Q2 ALL STAR(SM) EQUITY FUND LOGO]

LIBERTY ALL-STAR EQUITY FUND

LIBERTY ALL-STAR EQUITY FUND

FUND STATISTICS AND PERFORMANCE             2ND QUARTER 2003     YEAR-TO-DATE
------------------------------------------------------------------------------
Period End Net Asset Value (NAV)                   --                $7.92

Period End Market Price                            --                $8.25

Period End Premium                                 --                4.2%

Distributions                                     $0.19              $0.36

Market Price Trading Range                   $6.67 to $8.34     $6.08 to $8.34

Premium/(Discount) Range                     4.2% to (2.5)%     4.2% to (6.1)%

Shares Valued at NAV                              18.2%              16.5%

Shares Valued at NAV
 with Dividends Reinvested                        18.2%              16.3%

Shares Valued at Market Price
 with Dividends Reinvested                        25.5%              30.3%

Lipper Large-Cap Core
 Mutual Fund Average                              14.1%              10.4%

S&P 500 Index                                     15.4%              11.8%

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged S&P 500 Index are total returns, including income. Past performance cannot predict future results.

ON THE COVER

THE PHOTOGRAPHS NEXT TO LADY LIBERTY SYMBOLIZE THE WELL-DEFINED AND DISCIPLINED INVESTMENT PROCESS PRACTICED BY THE FUND'S ADVISOR, LIBERTY ASSET MANAGEMENT COMPANY, THAT WAS DESCRIBED IN THE FUND'S 2002 ANNUAL REPORT. FROM TOP TO
BOTTOM: PORTFOLIO REBALANCING, FUND STRUCTURE, MANAGER SELECTION, DISTRIBUTION POLICY, MANAGER MONITORING AND FUND OBJECTIVE.

                                                              PRESIDENT'S LETTER

FELLOW SHAREHOLDERS:                                                   JULY 2003

April through June marked a solid quarter for equity markets. The S&P 500 Index gained 15.4 percent, its best quarter since the fourth quarter of 1998 and - from a longer term perspective - the eighth best quarterly gain since World War
II. Market breadth was perhaps the most impressive characteristic of the period, as almost 95 percent of S&P 500 stocks posted gains. All S&P sectors rose at least 5 percent for the first time since the S&P 500 was divided into sectors in 1989.

   After slipping moderately in the first quarter (-3.2 percent), the S&P 500 ended the first half with a gain of 11.8 percent. It marked the first time in four years that the market was up through the first six months of the year.

   The second quarter's rebound actually began in mid-March with the start of U.S. military operations in Iraq. Over the past half century, stocks have averaged a gain of about 15 percent in the two months following the outbreak of military action, and this rally followed that pattern. Of course, investors are hoping for more than one quarter of gains, albeit at rates more moderate and sustainable than the past quarter's 15 percent. The economy is providing enough ammunition to keep bulls and bears alike blazing away. The bulls argue that record low interest rates, the absence of inflation, lower taxes, improving corporate profits and a gradual pickup in capital spending bode well for investors. Bears make the opposite case, basing their argument on rising unemployment, federal budget deficits, tepid consumer spending, weak economies globally and equities that are overvalued on an historical basis. Only with time will we see how events play out, but it should be an interesting second half.

   Turning to Liberty All-Star Equity Fund, the Fund posted a strong quarter, both in absolute and relative terms. As the table on the facing page shows, Fund shares valued at net asset value (NAV) gained 18.2 percent, the same advance for Fund shares valued at NAV with dividends reinvested. Fund shares valued at market price with dividends reinvested rose 25.5 percent. As noted, the S&P 500 gained 15.4 percent; meanwhile, the Fund's primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, advanced 14.1 percent.

   Looking back over the quarter and the first half, we would simply return to two points we have stressed on a consistent basis: 1) That the Fund was well positioned once market sentiment improved; and 2) that the Fund's five investment managers were adhering to their disciplines and that commitment would be rewarded in the long run. We are gratified to have these convictions - which are the foundation of the

Fund's multi-management investment approach - confirmed by actions in the market.

   Mentioning our managers and their investment disciplines, I urge shareholders to read the interview with Glen Bickerstaff of TCW, which begins on page 8. TCW remains steadfast in its philosophy of owning companies that have a competitive advantage and that can increase market share in difficult economic environments.

   In closing, we are encouraged by recent trends in the market and the Fund's good results. At the same time, we have been through a period that tested the resolve of investors beyond anything we could have reasonably expected. We won't declare victory nor attempt to predict future events, but we will assure you that - like our managers - we will stick by our disciplines and act in the best long-term interests of shareholders.

   We thank you for your continued support of the Fund.

Sincerely,

/s/ William R. Parmentier, Jr.

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Equity Fund

                                   INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS

THE FUND'S ASSETS ARE EQUALLY DISTRIBUTED AMONG
THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

[CHART]

SCHNEIDER CAPITAL MANAGEMENT
VALUE/Companies that are overlooked and undervalued where the firm expects a rebound in earnings.

MASTRAPASQUA ASSET MANAGEMENT, INC.
GROWTH/Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

BOSTON PARTNERS ASSET MANAGEMENT, L.P.
VALUE/Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

TCW INVESTMENT MANAGEMENT COMPANY
GROWTH/Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

OPPENHEIMER CAPITAL
VALUE/Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

MANAGERS' DIFFERING INVESTMENT STYLES ARE
REFLECTED IN PORTFOLIO CHARACTERISTICS:

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Stock Index.

[CHART]

                            INVESTMENT STYLE SPECTRUM

PORTFOLIO CHARACTERISTICS
AS OF JUNE 30, 2003
(UNAUDITED)

VALUE                   GROWTH

                                               BOSTON    OPPEN-   MASTRA-            TOTAL       S&P
                                 SCHNEIDER    PARTNERS   HEIMER   PASQUA     TCW     FUND     500 INDEX
Number of Holdings                      53          37       33        38      28      163*         500

Percent of Holdings in Top 10           44%         43%      51%       35%     56%      19%          23%

Weighted Average Market
Capitalization (billions)        $       8    $     46   $   67   $    42    $ 54    $  43    $      85

Average Five-Year
Earnings Per Share Growth               (2)%        10%      10%       15%     20%      11%          14%

Dividend Yield                         1.2%        1.7%     1.8%      0.3%    0.3%     1.0%         1.9%

Price/Earnings Ratio                    17x         15x      16x       27x     32x      20x          20x

Price/Book Value Ratio                 2.0x        2.8x     3.2x      4.0x    5.0x     3.4x         2.9x

*Certain holdings are held by more than one manager.

INVESTMENT GROWTH AS OF JUNE 30, 2003

[CHART]


1. NAV of one share of All-Star as of 6/30/03 plus distributions paid since inception.

2. To evaluate your investment in the Fund, these values should be used. Each shows how an investment at NAV has fared by reinvesting the Fund's distributions. The upper value includes additional investments made through the rights offerings in 1992, 1993, 1994, 1998 and 2002.

The above chart illustrates the NAV growth of an original share of the Fund from the Fund's inception date through June 30, 2003. The bottom region of the chart reflects NAV growth assuming all distributions were received in cash and not reinvested back into the Fund. The value of an original share grew to $26.62 (current NAV of $7.92 plus distributions paid since inception totaling $18.70, which includes tax credits of $0.67 on retained capital gains).

   Moving up the chart, the middle region depicts additional value added through the reinvestment and compounding of distributions. The value of an original share with distributions reinvested grew to $48.40 (6.111 shares times the current NAV of $7.92).

   On five occasions, the Fund has allowed the purchase of additional shares at a discount through rights offerings. The top region illustrates the additional value added assuming participation in all the rights offerings and the reinvestment of all distributions. The value of an original share grew to $67.00 (8.460 shares times the current NAV of $7.92).

                      TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENTS

                                       SHARES      SHARES                                       MARKET     TOTAL
              SHARES      PER        PURCHASED    ACQUIRED       SHARES    NAV(1)     TOTAL      PRICE     MARKET
             OWNED AT    SHARE        THROUGH     THROUGH        OWNED    PER SHARE   NAV OF   PER SHARE  PRICE OF
             BEGINNING  DISTRI-     REINVESTMENT   RIGHTS       AT END     AT END     SHARES    AT END     SHARES
   YEAR      OF PERIOD  BUTIONS       PROGRAM     OFFERING     OF PERIOD  OF PERIOD   OWNED    OF PERIOD   OWNED
    1987         1.000  $  1.18            0.140         -         1.140  $    7.90  $   9.01  $    6.00  $   6.84
    1988         1.140     0.64            0.107         -         1.247       8.29     10.34       7.25      9.04
    1989         1.247     0.95            0.156         -         1.403       9.58     13.44       8.25     11.57
    1990         1.403     0.90            0.167         -         1.570       8.92     14.00       7.75     12.17
    1991         1.570     1.02            0.171         -         1.741      11.20     19.50      10.75     18.72
    1992         1.741     1.07            0.199     0.179(2)      2.119      10.78     22.84     11.125     23.57
    1993         2.119     1.25(3)         0.266     0.138(2)      2.523      10.40     26.24     11.125     28.07
    1994         2.523     1.00            0.277     0.155(2)      2.955       9.26     27.36       8.50     25.12
    1995         2.955     1.04            0.310         -         3.265      11.03     36.01     10.875     35.51
    1996         3.265     1.31(3)         0.403         -         3.668      11.95     43.83      11.25     41.27
    1997         3.668     1.69(3)         0.501         -         4.169      13.32     55.53     13.313     55.50
    1998         4.169     1.40            0.487     0.173(2)      4.829      14.22     68.67     12.938     62.48
    1999         4.829     1.39            0.569         -         5.398      14.02     75.68     11.063     59.72
    2000         5.398     1.42            0.651         -         6.049      13.61     82.33     12.375     74.86
    2001         6.049     1.20            0.703         -         6.752      10.65     71.91      11.09     74.88
    2002         6.752     0.88            0.776     0.538(2)      8.066       7.14     57.59       6.64     53.56
    2003
1st Quarter      8.066     0.17            0.198         -         8.264       6.86     56.69       6.73     55.62
2nd Quarter      8.264     0.19            0.196         -         8.460       7.92     67.00       8.25     69.80

1. Net Asset Value.

2. 1992: Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.
   1993: Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.
   1994: Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.
   1998: Rights offering completed in April 1998. One share offered at $12.83 for every 20 shares owned.
   2002: Rights offering completed in May 2002. One share offered at $8.99 for every 10 shares owned.

3. 1993: Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.125.
   1996: Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.25.
   1997: Includes the $0.36 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $13.313.

TOP 50 HOLDINGS

 RANK AS     RANK AS                                           MARKET     PERCENT OF
OF 6/30/03  OF 3/31/03  SECURITY NAME                       VALUE ($000)  NET ASSETS
     1           4      The Progressive Corp.               $     21,857     2.2%
     2           2      Microsoft Corp.                           21,399     2.2
     3           1      Freddie Mac                               20,445     2.1
     4           8      Genentech, Inc.                           20,143     2.1
     5           6      Citigroup, Inc.                           19,273     2.0
     6           5      Amgen, Inc.                               18,789     1.9
     7           3      Countrywide Financial Corp.               17,643     1.8
     8           9      Dell Computer Corp.                       14,561     1.5
     9          11      ChevronTexaco Corp.                       14,462     1.5
    10          26      Amazon.com, Inc.                          13,636     1.4
    11          12      Cisco Systems, Inc.                       13,222     1.4
    12          24      Teradyne, Inc.                            12,927     1.3
    13          29      Tyco International Ltd.                   12,122     1.2
    14          15      Applied Materials, Inc.                   11,800     1.2
    15           7      AFLAC, Inc.                               11,328     1.2
    16          18      Intel Corp.                               11,319     1.2
    17          30      Agilent Technologies, Inc.                11,139     1.1
    18          28      MedImmune, Inc.                           10,944     1.1
    19          16      Network Appliance, Inc.                   10,825     1.1
    20          19      XL Capital Ltd., Class A                  10,375     1.1
    21          22      eBay, Inc.                                10,220     1.0
    22          10      Wells Fargo & Co.                         10,080     1.0
    23          83      Yahoo!, Inc.                               9,602     1.0
    24          44      Micron Technology, Inc.                    9,510     1.0
    25         New      CIT Group, Inc.                            9,240     0.9
    26          50      PG&E Corp.                                 9,211     0.9
    27          17      Procter & Gamble Co.                       9,150     0.9
    28          14      Maxim Integrated Products, Inc.            9,036     0.9
    29          20      Liberty Media Corp., Class A               9,011     0.9
    30          27      Kerr-McGee Corp.                           8,938     0.9
    31          39      EMC Corp.                                  8,873     0.9
    32          13      American International Group, Inc.         8,840     0.9
    33          57      The Boeing Co.                             8,680     0.9
    34          84      CVS Corp.                                  8,616     0.9
    35         117      Pfizer, Inc.                               8,377     0.9
    36          34      Eli Lilly and Co.                          8,276     0.8
    37          32      Tate & Lyle PLC                            7,938     0.8
    38          37      Wyeth                                      7,812     0.8
    39          64      VERITAS Software Corp.                     7,569     0.8
    40          40      ACE Ltd.                                   7,215     0.7
    41          38      Liz Claiborne, Inc.                        7,075     0.7
    42          33      UST, Inc.                                  6,981     0.7
    43          25      J.C. Penney Co., Inc.                      6,946     0.7
    44          46      Southwest Airlines Co.                     6,698     0.7
    45          54      Transocean, Inc.                           6,683     0.7
    46          42      Pixar, Inc.                                6,650     0.7
    47          41      Oracle Corp.                               6,611     0.7
    48          36      3M Co.                                     6,449     0.7
    49          75      Hewlett-Packard Co.                        6,386     0.7
    50          53      Clear Channel Communications, Inc.         6,359     0.7

                                       MAJOR STOCK CHANGES IN THE SECOND QUARTER

The following are the major ($4.0 million or more) stock changes - both purchases and sales - that were made in the Fund's portfolio during the second quarter of 2003.

                                                                      SHARES AS
SECURITY NAME                                      PURCHASES (SALES)  OF 6/30/03
PURCHASES

CIT Group, Inc.                                         374,850        374,850
Jabil Circuit, Inc.                                     206,000        206,000
Navistar International Corp.                            152,150        152,150
SBC Communications, Inc.                                193,100        193,100
Texas Instruments, Inc.                                  91,900        240,000
Viacom, Inc., Class B                                   134,700        134,700
Xerox Corp.                                             378,980        378,980

SALES

Aetna, Inc.                                             (83,675)        55,200
Biomet, Inc.                                           (150,000)             0
Countrywide Financial Corp.                            (118,100)       253,600
Federated Department Stores, Inc.                      (184,200)             0
International Flavors & Fragrances, Inc.                (82,700)             0
J.P. Morgan Chase & Co.                                (302,200)             0
PACCAR, Inc.                                           (130,700)        36,850
PeopleSoft, Inc.                                       (242,000)             0

MANAGER INTERVIEW

[PHOTO OF GLEN E. BICKERSTAFF]

GLEN E. BICKERSTAFF
Managing Director, U.S. Equities
TCW INVESTMENT MANAGEMENT COMPANY

In a tepid economy, TCW looks beyond the aggregate numbers to identify opportunities and the companies that stand to benefit

TCW INVESTMENT MANAGEMENT COMPANY IS ONE OF ALL-STAR'S FIVE INVESTMENT MANAGEMENT FIRMS. TCW IS A GROWTH MANAGER, SEEKING TO INVEST IN COMPANIES THAT HAVE SUPERIOR SALES GROWTH, LEADING AND/OR RISING MARKET SHARES, AND HIGH AND/OR RISING PROFIT MARGINS. TCW'S CONCENTRATED GROWTH EQUITY STRATEGY SEEKS LEADING COMPANIES WITH DISTINCT ADVANTAGES IN THEIR BUSINESS MODEL AND AN INHERENT EDGE OVER COMPETITORS. RESEARCH PLAYS A CRITICAL ROLE IN THE SELECTION PROCESS, AND THE INVESTMENT HORIZON IS LONG TERM. GLEN E. BICKERSTAFF, MANAGING DIRECTOR, U.S. EQUITIES, SHARED HIS THOUGHTS RECENTLY WITH THE FUND MANAGER, LIBERTY ASSET MANAGEMENT COMPANY (LAMCO).

THE VIEWS EXPRESSED IN THIS INTERVIEW REPRESENT THE PORTFOLIO MANAGER'S POSITION AT THE TIME OF THE DISCUSSION (JULY 2003) AND ARE SUBJECT TO CHANGE.

LAMCO: Everyone has the same set of facts, but how investors are interpreting those facts is very different insofar as prospects for the economy, corporate profits, the consumer, geopolitical affairs and, hence, the stock market are concerned. What is your own interpretation of all these mixed signals?

BICKERSTAFF: Given our long-term focus, we tend to look beyond many of the short-term indicators, as we do not think that we can outguess other investors in timing these short-term factors. We believe information is ubiquitous, it's judgments that are the differentiator. Thus, it's not surprising that there are so many different interpretations. Not surprisingly, we have some of our own insights. For one, within the U.S. economy one needs to distinguish between the manufacturing economy and the services economy. The economic transformation that's occurring in China is wreaking havoc on manufacturers in the developed world because that country has a comparative advantage when it comes to labor costs. Pressure on U.S. manufacturers translates into a negative impact on the manufacturing side of the economy, which drags down the aggregate numbers for the entire economy. Meanwhile, we're seeing higher demand and some degree of pricing power on the services side. Granted, to some

[SIDENOTE]

"[FOREIGN] PRESSURE ON U.S. MANUFACTURERS TRANSLATES INTO A NEGATIVE IMPACT ON THE MANUFACTURING SIDE OF THE ECONOMY... MEANWHILE, WE'RE SEEING HIGHER DEMAND AND SOME DEGREE OF PRICING POWER ON THE SERVICES SIDE."

extent, services are being globalized just like manufacturing. But, there is still more differentiation on the services side and that provides a certain amount of competitive insulation. So, our approach at TCW has been to identify companies that have a product advantage or a cost advantage and that are selling into growing markets.

LAMCO: So, one has to be specific as to which part of the economy one is talking about?

BICKERSTAFF: Yes, you need to disaggregate the different sectors in the economy to find the opportunities. But you also have to step back and think about what happened in the past recession. It was a recession in business capital spending, and a deep one. It was a more modest recession at the consumer level, however. Consumers liquidated equity from their homes and spent for big ticket items, from larger homes to home furnishings, appliances and automobiles. So, while we typically see the emergence of pent-up consumer demand at this stage of an economic recovery, this time around it's really not there because the consumer has already spent heavily.

LAMCO: And the recovery is getting stretched out?

BICKERSTAFF: Yes, there's a recovery underway, but it's subdued because the capital spending phase hasn't kicked in, although we're now seeing some signs that is changing. Many corporations are still laboring under large amounts of debt, and although cash flows in the first half of the year grew nicely, a lot of that increase is going to pay down debt.

   There are three additional factors I should touch on. One is the jobless nature of this recovery. Job growth has been very slow. Job creation, however, tends to be a lagging indicator, so one can't look at the unemployment numbers and predict where the rest of the economy is going because companies will hire once they're reasonably assured that demand is rising. High unemployment and slow job creation are also a result of the huge productivity gains that the economy has shown over the past few years, the lesson being that the marginal dollar spent for capital equipment is proving to be more valuable than the marginal dollar spent for labor.

   The second factor is overcapacity globally. Capacity utilization rates are low, as they typically are coming out of a recession, but we think that there are certain industries in which capacity becomes obsolete more rapidly and is thus rationalized more quickly. Technology, for example, is quick to rationalize excess capacity because it becomes obsolete. That enables the cycle to start anew much more quickly. We are mindful that in our investments, which is why we have maintained a pretty healthy technology weighting.

   Third, while we're getting some mixed messages from the economy and its implications for the stock market, we think it's

[SIDENOTE]

"...WHILE WE TYPICALLY SEE THE EMERGENCE OF PENT-UP CONSUMER DEMAND AT THIS STAGE OF AN ECONOMIC RECOVERY, THIS TIME AROUND IT'S REALLY NOT THERE BECAUSE THE CONSUMER HAS ALREADY SPENT HEAVILY."

important to take note of impressive gains in corporate profitability. We have seen the companies in our portion of the All-Star portfolio improve their profit structures throughout the recession. So, despite the subdued economic recovery, it appears that the improvement in profits could outstrip the pace of gain in the overall economy.

LAMCO: Where are you vis a vis the Federal Reserve Board's attempts to reinflate the economy?

BICKERSTAFF: We think that the Fed cutting the fed funds rate to 1 percent creates a situation where the comparison between stocks and bonds has improved. As interest rates get taken lower, bonds become less attractive and stocks become more attractive. But in terms of a stimulus for the overall economy, I'd argue that a fed funds rate of 1 percent isn't that meaningful. If you need to borrow money you're going to be willing to pay 100 or 150 basis points more than prevailing rates. Alternatively, if one doesn't need a loan, even these low rates will not induce borrowing. So, we would view the stimulative effect of a 1 percent fed funds rate as more symbolic than anything else.

LAMCO: Do you think that today's low interest rate environment is one factor that justifies the somewhat richer valuations that still remain in the equity market?

BICKERSTAFF: Absolutely. Stocks are trading at a modest premium to their historic valuations and U.S. stocks are trading at a premium to European stocks right now. But, given the potential growth and profitability that we have for the U.S. market, and given the typical relationship between the earnings yield of stocks and the yields of, say, high grade corporate bonds, stocks look cheap. Not extraordinarily cheap, but what I'd call a modest discount. One can easily make the case that valuations here are okay, given the low levels of inflation and interest rates.

LAMCO: Let's shift to some TCW specific topics. It has been a couple of years since we've talked for a quarterly report, so it wouldn't be a bad idea to revisit some basics. You seek to invest in companies with superior sales growth, rising market shares, and high and rising profit margins. Is it difficult to find good candidates in this somewhat sluggish world economy?

BICKERSTAFF: We are very selective and we manage concentrated portfolios. So, we're looking for the 30 very best companies we can find. Because our standards are extraordinarily high our rejection rates tend to be very high. Bottom line, I'd argue that it's always difficult for us to find companies that are going to meet our criteria.
   That being said, coming out of the tech slump and the economic recession, the competitive landscape has been shaken up quite a bit. We've got companies within the portfolio that have come through an extraordinarily difficult time and have had the opportunity to really differentiate themselves. So, this point in time creates

[SIDENOTE]

"WE HAVE SEEN THE COMPANIES IN OUR PORTION OF THE ALL-STAR PORTFOLIO IMPROVE THEIR PROFIT STRUCTURES THROUGHOUT THE RECESSION."

an interesting opportunity for investors like ourselves to find companies that have been tested and to observe how those companies have behaved.

LAMCO: Is it a case of the strong getting stronger?

BICKERSTAFF: Companies are better able to distinguish themselves in difficult times than they can when times are good. When times are good, everybody is getting business because companies don't want to be put on allocation for critical equipment. But when times get tough, it's the companies that have a sustainable competitive advantage that get the lion's share of the orders. They can also continue to spend for future growth, yet reduce their overall cost structure and thus set themselves up to enjoy even greater wealth creation as conditions start to improve.

   Amazon.com is a company that has come through this difficult environment and became profitable in the fourth quarter last year. Amazon has established itself as a national brand, created further scalability by going beyond books, videos and recorded music, and is far stronger today, despite the tepid economy. In some respects, the difficult times made Amazon stronger.

LAMCO: You mentioned TCW's high standards. Give us a couple of examples of those high standards, please.

BICKERSTAFF: We want companies that are growing more rapidly than the competition, and that are more profitable than the competition. We want companies in R&D-sensitive areas to produce very high returns on those invested dollars. We want companies that have created a corporate culture of excellence. We will own companies in which operations or technology are the differentiators, and we will own companies in which cultural factors contribute to results. And, we will seek to own these companies for the long term.

   Two examples in the All-Star portfolio where corporate culture makes a big difference are Pixar and Southwest Airlines. Pixar is certainly in the hits business: TOY STORY and TOY STORY 2, A BUG'S LIFE, MONSTERS, INC., and its current hit, FINDING NEMO. All five of its films have been blockbuster hits. Pixar has created an extraordinary culture of creativity without relying on gimmicks. The company has best-of-breed technology and wonderful stories for their films. And a lot of it is a result of the culture that the leadership of that company has created and the caliber of personnel that it has attracted.

   Southwest Airlines is in a highly regulated industry in which everybody has to live with the same weather conditions, energy prices, unionized labor, government regulation, terrorist effects, consumer demand and the business cycle. Yet through a differentiated corporate culture, Southwest Airlines has been able to remain profitable year after year when larger competitors often experienced losses.

LAMCO: You mentioned holding stocks

[SIDENOTE]

"...IN TERMS OF A STIMULUS FOR THE OVERALL ECONOMY, I'D ARGUE THAT A FED FUNDS RATE OF 1 PERCENT ISN'T THAT MEANINGFUL... WE WOULD VIEW THE STIMULATIVE EFFECT AS MORE SYMBOLIC THAN ANYTHING ELSE."

for the long term. I think you said in a previous interview that an ideal investment for TCW is one you never have to sell.

BICKERSTAFF: That's right, if we need to, we will sell. But, on average, we're going to run about a 30 percent turnover rate, which is very low for a growth manager.

LAMCO: One of the hallmarks of your approach is to identify secular trends and companies that are well positioned to take advantage of those trends. Can you share a example of a secular trend that you've identified?

BICKERSTAFF: Let's talk about biotechnology, something we're emphasizing in the portfolio. All of the health care names that we own are either pure biotech companies or, in the case of Eli Lilly, a pharmaceutical company that has a fairly substantial commitment to biotech. As we look at the trends for biotech we see several things that are going our way.

   For one, an aging population augurs for strong aggregate demand. Two, as you have health care expenditures rising at a greater rate than the overall economy, the cost-effectiveness with a drug solution is superior to a surgical solution. It's more cost-effective for patients to take Lipitor to control their cholesterol than to go in for quadruple bypass heart surgery. In addition, with biotech products we think that there's potential for new therapies that are attacking certain therapeutic categories that heretofore have had unsatisfactory treatment. Specific to biotech products - the so-called "large molecule" products - they are more difficult to imitate than the traditional small molecule pharmaceutical company products. So, there's less head-to-head competition among the biotech companies. They get to more or less "own" a product category for a period of time and enjoy high returns on their invested R&D dollars. In addition, the profitability for these products is enhanced by the fact that the buyers are making a highly informed decision. The doctors are more involved, and there isn't television advertising or a sales force going door-to-door handing out coffee mugs with the drug's name on it. Finally, the Food and Drug Administration may implement an improved new product approval process, so we may see novel therapies approved more quickly.

LAMCO: What's another secular trend?

BICKERSTAFF: It would be, for instance, the notion that consumers are starting to avail themselves of electronic commerce because of the abundant choice they get, the convenience of shopping from their computer and the price advantage is really coming to the fore. We think the e-commerce plays that we hold in the portfolio - Amazon, e-Bay and Yahoo - are extraordinarily well positioned. The markets that these companies sell into are enormous and the market penetration levels are relatively low, so they have great long-term growth

[SIDENOTE]

"COMPANIES ARE BETTER ABLE TO DISTINGUISH THEMSELVES IN DIFFICULT TIMES THAN THEY CAN WHEN TIMES ARE GOOD...WHEN TIMES GET TOUGH, IT'S THE COMPANIES THAT HAVE A SUSTAINABLE COMPETITIVE ADVANTAGE THAT GET THE LION'S SHARE OF THE ORDERS."

opportunities ahead of them. These companies have established themselves as brand names in their categories, and all three are cash flow positive right now.

LAMCO: You provided three examples of electronic commerce companies, Amazon, e-Bay and Yahoo. What are some biotech companies in the portfolio?

BICKERSTAFF: We have Amgen, Genentech and MedImmune in the portfolio. I also mentioned that we own Eli Lilly, which is a traditional pharma company with the greatest dedication to biotech.

LAMCO: Earlier, you mentioned Southwest Airlines. What secular trend does that play into? That pick would seem to be counterintuitive since there is so much headwind in the airline industry today.

BICKERSTAFF: Southwest Airlines is a carrier for business travelers but a larger portion of its revenue mix, relative to the other airlines, is leisure travelers. Over time, we have seen consumers devote a growing portion of their disposable income to leisure and entertainment. Southwest Airlines absolutely dominates airports such as Las Vegas and Orlando, and is very well positioned to benefit from the continued trend toward increased leisure travel.

LAMCO: Tying back to your concentrated low turnover portfolios, they're also generally what you call "conviction-weighted." Can you define that term for us?

BICKERSTAFF: Conviction-weighted is the intersection between our judgment about the magnitude of growth a company may be able to achieve and the confidence we have that they'll be able to do it. Growth can be driven by secular trends and the competitive advantage a company enjoys. Confidence has to do with the extent to which their business model is proven, the quality of management, the level of corporate disclosure we get and potential competition. When both growth potential and confidence are high, our conviction level is going to be much higher.

LAMCO: Any changes at TCW since we last talked?

BICKERSTAFF: In the past year we've added two new people to our portfolio management team, bringing us up to five. We think with the multitude of perspectives and with different individuals evaluating each idea, we've dramatically reduced the risk that we're going to miss some critical issue that could impact the portfolio. It's very much a team approach, very collaborative.

LAMCO: Glen, thanks for your comments. We look forward to next time.

[SIDENOTE]

"...ON AVERAGE, WE'RE GOING TO RUN ABOUT A 30 PERCENT TURNOVER RATE, WHICH IS VERY LOW FOR A GROWTH MANAGER."

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)

COMMON STOCKS (95.4%)                              SHARES   MARKET VALUE
CONSUMER DISCRETIONARY (15.9%)

AUTO COMPONENTS (0.3%)
Visteon Corp.                                     421,850   $  2,898,110
                                                            ------------

AUTOMOBILES (0.2%)
Harley-Davidson, Inc.                              45,000      1,793,700
                                                            ------------

HOTELS, RESTAURANTS & LEISURE (2.9%)
Brinker International, Inc. (a)                   120,000      4,322,400
Brunswick Corp.                                    78,200      1,956,564
Carnival Corp.                                    150,000      4,876,500
Harrah's Entertainment, Inc. (a)                   95,900      3,859,016
Mandalay Resort Group (a)                          91,600      2,917,460
McDonald's Corp.                                  225,000      4,963,500
Starwood Hotels & Resorts Worldwide, Inc.         178,125      5,092,594
                                                            ------------
                                                              27,988,034
                                                            ------------

HOUSEHOLD DURABLES (0.4%)
Clayton Homes, Inc.                               289,050      3,627,578
                                                            ------------

INTERNET & CATALOG RETAIL (2.4%)
Amazon.com, Inc. (a)                              373,700     13,636,313
eBay, Inc. (a)                                     98,100     10,220,058
                                                            ------------
                                                              23,856,371
                                                            ------------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
Eastman Kodak Co.                                 100,000      2,735,000
Mattel, Inc.                                      100,000      1,892,000
                                                            ------------
                                                               4,627,000
                                                            ------------

MEDIA (5.2%)
AOL Time Warner, Inc. (a)                         220,000      3,539,800
Clear Channel Communications, Inc. (a)            150,000      6,358,500
Comcast Corp., Class A (a)                        125,000      3,603,750
The E.W. Scripps Co., Class A                      55,000      4,879,600
Fox Entertainment Group, Inc., Class A (a)        150,000      4,317,000
Interactive Corp. (a)                             100,000      3,957,000
Liberty Media Corp., Class A (a)                  779,482      9,010,812
Pixar, Inc. (a)                                   109,300      6,649,812
Viacom, Inc., Class B (a)                         134,700      5,881,002
The Walt Disney Co.                               141,000      2,784,750
                                                            ------------
                                                              50,982,026
                                                            ------------

                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                          SHARES   MARKET VALUE
MULTI-LINE RETAIL (3.4%)
Dollar General Corp.                              175,000   $  3,195,500
The Gap, Inc.                                     125,000      2,345,000
J.C. Penney Co., Inc.                             412,200      6,945,570
Liz Claiborne, Inc.                               200,700      7,074,675
May Department Stores Co.                         100,000      2,226,000
Target Corp.                                      165,000      6,243,600
Wal-Mart Stores, Inc.                             107,300      5,758,791
                                                            ------------
                                                              33,789,136
                                                            ------------

SPECIALTY RETAIL (0.6%)
The Home Depot, Inc.                              143,000      4,736,160
Toys "R" Us, Inc. (a)                              72,800        882,336
                                                            ------------
                                                               5,618,496
                                                            ------------

CONSUMER STAPLES (6.4%)

BEVERAGES (0.5%)
PepsiCo, Inc.                                     106,600      4,743,700
                                                            ------------

FOOD & DRUG RETAILING (2.6%)
CVS Corp.                                         307,400      8,616,422
The Kroger Corp. (a)                              300,000      5,004,000
Tate & Lyle PLC (b)                               351,150      7,938,413
Walgreen Co.                                      123,200      3,708,320
                                                            ------------
                                                              25,267,155
                                                            ------------

FOOD PRODUCTS (1.0%)
Archer-Daniels-Midland Co.                        256,950      3,306,946
Kraft Foods, Inc., Class A                         85,300      2,776,515
Smithfield Foods, Inc. (a)                         89,950      2,061,654
Tyson Foods, Inc., Class A                        136,050      1,444,851
                                                            ------------
                                                               9,589,966
                                                            ------------

PERSONAL PRODUCTS (1.6%)
Avon Products, Inc.                                47,500      2,954,500
The Gillette Co.                                  100,000      3,186,000
Procter & Gamble Co.                              102,600      9,149,868
                                                            ------------
                                                              15,290,368
                                                            ------------

TOBACCO (0.7%)
UST, Inc.                                         199,300      6,981,479
                                                            ------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                          SHARES   MARKET VALUE
ENERGY (4.3%)

ENERGY EQUIPMENT & SERVICES (1.1%)
Nabors Industries Ltd. (a)                         52,100   $  2,060,555
Patterson-UTI Energy, Inc. (a)                     64,800      2,099,520
Transocean, Inc. (a)                              304,200      6,683,274
                                                            ------------
                                                              10,843,349
                                                            ------------

OIL & GAS (3.2%)
Burlington Resources, Inc.                         10,200        551,514
Canadian Natural Resources Ltd.                    96,200      3,839,342
ChevronTexaco Corp.                               200,300     14,461,660
Kerr-McGee Corp.                                  199,500      8,937,600
Premcor, Inc. (a)                                 145,700      3,139,835
                                                            ------------
                                                              30,929,951
                                                            ------------

FINANCIALS (18.8%)

BANKS (2.3%)
FleetBoston Financial Corp. (c)                   200,000      5,942,000
National City Corp.                                89,700      2,934,087
Wachovia Corp.                                     75,600      3,020,976
Wells Fargo & Co.                                 200,000     10,080,000
                                                            ------------
                                                              21,977,063
                                                            ------------

DIVERSIFIED FINANCIALS (8.4%)
The Charles Schwab Corp.                          455,950      4,600,536
CIT Group, Inc.                                   374,850      9,240,052
Citigroup, Inc.                                   450,300     19,272,840
Countrywide Financial Corp.                       253,600     17,642,952
Freddie Mac                                       402,700     20,445,079
Goldman Sachs Group, Inc.                          45,000      3,768,750
Merrill Lynch & Co., Inc.                          90,000      4,201,200
Morgan Stanley                                     75,000      3,206,250
                                                            ------------
                                                              82,377,659
                                                            ------------

INSURANCE (7.9%)
ACE Ltd.                                          210,400      7,214,616
AFLAC, Inc.                                       368,400     11,328,300
The Allstate Corp.                                 71,350      2,543,628
American International Group, Inc.                160,209      8,840,333

                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                           SHARES   MARKET VALUE
INSURANCE (CONTINUED)
Aon Corp.                                          148,625   $  3,578,890
CIGNA Corp.                                         38,900      1,825,966
Loews Corp.                                         41,150      1,945,984
PartnerRe Ltd.                                      61,350      3,135,598
The Progressive Corp.                              299,005     21,857,266
Travelers Property Casualty Corp., Class A (a)     133,100      2,116,290
UnumProvident Corp.                                175,000      2,346,750
XL Capital Ltd., Class A                           125,000     10,375,000
                                                             ------------
                                                               77,108,621
                                                             ------------

REAL ESTATE (0.2%)
The St. Joe Co.                                     58,125      1,813,500
                                                             ------------

HEALTH CARE (11.8%)

BIOTECHNOLOGY (6.7%)
Amgen, Inc. (a)                                    282,800     18,789,232
Genentech, Inc. (a)                                279,300     20,143,116
Genzyme Corp. (a)                                  138,000      5,768,400
IDEC Pharmaceuticals Corp. (a)                     146,000      4,964,000
Invitrogen Corp. (a)                               130,000      4,988,100
MedImmune, Inc. (a)                                300,900     10,943,733
                                                             ------------
                                                               65,596,581
                                                             ------------

HEALTH CARE EQUIPMENT & SERVICES (0.5%)
Quest Diagnostic, Inc. (a)                          75,000      4,785,000
                                                             ------------

HEALTH CARE PROVIDERS & SERVICES (0.8%)
Aetna, Inc.                                         55,200      3,323,040
AmerisourceBergen Corp.                             47,300      3,280,255
Tenet Healthcare Corp. (a)                         119,050      1,386,932
                                                             ------------
                                                                7,990,227
                                                             ------------

PHARMACEUTICALS (3.8%)
Biovail Corp. (a)                                  114,000      5,364,840
Bristol-Myers Squibb Co.                           150,000      4,072,500
Eli Lilly and Co.                                  120,000      8,276,400
Pfizer, Inc.                                       245,300      8,376,995
Shire Pharmaceuticals Group PLC (a)(b)             183,300      3,611,010
Wyeth                                              171,500      7,811,825
                                                             ------------
                                                               37,513,570
                                                             ------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                          SHARES   MARKET VALUE
INDUSTRIALS (7.3%)

AEROSPACE & DEFENSE (1.2%)
The Boeing Co.                                    252,900   $  8,679,528
Lockheed Martin Corp.                              55,600      2,644,892
                                                            ------------
                                                              11,324,420
                                                            ------------

AIR FREIGHT & COURIERS (1.2%)
Expeditors International of Washington, Inc.      116,000      4,018,240
FedEx Corp.                                        71,000      4,404,130
Ryder System, Inc.                                136,000      3,484,320
                                                            ------------
                                                              11,906,690
                                                            ------------

AIRLINES (0.7%)
Delta Air Lines, Inc.                              38,100        559,308
Southwest Airlines Co.                            389,400      6,697,680
                                                            ------------
                                                               7,256,988
                                                            ------------

INDUSTRIAL CONGLOMERATES (2.3%)
General Electric Co.                              125,700      3,605,076
3M Co.                                             50,000      6,449,000
Tyco International Ltd.                           638,650     12,121,577
                                                            ------------
                                                              22,175,653
                                                            ------------

MACHINERY (0.8%)
Navistar International Corp. (a)                  152,150      4,964,654
PACCAR, Inc.                                       36,850      2,489,586
                                                            ------------
                                                               7,454,240
                                                            ------------

ROAD & RAIL (1.1%)
CSX Corp.                                         195,250      5,875,072
Swift Transportation Co., Inc. (a)                266,575      4,963,626
                                                            ------------
                                                              10,838,698
                                                            ------------

INFORMATION TECHNOLOGY (24.3%)

COMMUNICATIONS EQUIPMENT (2.0%)
Cisco Systems, Inc. (a)                           792,200     13,221,818
QUALCOMM, Inc. (a)                                121,800      4,354,350
3Com Corp. (a)                                    418,400      1,958,112
                                                            ------------
                                                              19,534,280
                                                            ------------

COMPUTER PERIPHERALS (4.9%)
Dell Computer Corp. (a)                           455,600     14,560,976
Electronic Data Systems Corp.                     148,775      3,191,224
EMC Corp. (a)                                     847,500      8,873,325

                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                          SHARES   MARKET VALUE
COMPUTER PERIPHERALS (CONTINUED)
Hewlett-Packard Co.                               299,800   $  6,385,740
Network Appliance, Inc. (a)                       667,800     10,825,038
Sun Microsystems, Inc. (a)                        931,200      4,283,520
                                                            ------------
                                                              48,119,823
                                                            ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.1%)
Agilent Technologies, Inc. (a)                    569,750     11,138,612
Arrow Electronics, Inc. (a)                        36,600        557,784
Avnet, Inc. (a)                                   384,850      4,879,898
Jabil Circuit, Inc. (a)                           206,000      4,552,600
Sanmina-SCI Corp. (a)                             693,050      4,373,146
Waters Corp. (a)                                  167,000      4,864,710
                                                            ------------
                                                              30,366,750
                                                            ------------

INTERNET SOFTWARE & SERVICES (1.0%)
Yahoo! Inc. (a)                                   293,100      9,601,956
                                                            ------------

IT CONSULTING & SERVICES (0.4%)
Computer Sciences Corp. (a)                       111,700      4,258,004
                                                            ------------

OFFICE ELECTRONICS (0.4%)
Xerox Corp (a)                                    378,980      4,013,398
                                                            ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (7.8%)
Analog Devices, Inc. (a)                          155,000      5,397,100
Applied Materials, Inc. (a)                       744,020     11,800,157
Intel Corp.                                       544,600     11,318,966
Maxim Integrated Products, Inc. (a)               264,300      9,036,417
Micron Technology, Inc. (a)                       817,750      9,510,432
Novellus Systems, Inc. (a)                        160,000      5,859,360
Teradyne, Inc. (a)                                746,800     12,927,108
Texas Instruments, Inc.                           240,000      4,224,000
Xilinx, Inc. (a)                                  229,200      5,801,052
                                                            ------------
                                                              75,874,592
                                                            ------------

SOFTWARE (4.7%)
Microsoft Corp. (a)                               835,565     21,398,820
Oracle Corp. (a)                                  550,000      6,611,000
Siebel Systems, Inc. (a)                          592,100      5,648,634
Symantec Corp. (a)                                100,000      4,386,000
VERITAS Software Corp. (a)                        264,000      7,568,880
                                                            ------------
                                                              45,613,334
                                                            ------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                          SHARES   MARKET VALUE
MATERIALS (2.5%)

CHEMICALS (0.7%)
The Dow Chemical Co.                              107,350   $  3,323,556
IMC Global, Inc.                                  536,850      3,602,264
                                                            ------------
                                                               6,925,820
                                                            ------------

METALS & MINING (1.3%)
Alcan, Inc.                                       130,400      4,080,216
CONSOL Energy, Inc.                                95,700      2,176,218
Freeport-McMoRan Copper & Gold, Inc., Class B     159,950      3,918,775
United States Steel Corp.                         163,700      2,679,769
                                                            ------------
                                                              12,854,978
                                                            ------------

PAPER & FOREST PRODUCTS (0.5%)
Bowater, Inc.                                      63,100      2,363,095
Smurfit-Stone Container Corp. (a)                 187,300      2,440,519
                                                            ------------
                                                               4,803,614
                                                            ------------

TELECOMMUNICATION SERVICES (2.3%)
DIVERSIFIED TELECOMMUNICATION SERVICES (2 3%)
ALLTEL Corp.                                       77,100      3,717,762
AT&T Wireless Services, Inc. (a)                  763,150      6,265,462
Nokia Oyj (b)                                     226,700      3,724,681
SBC Communications, Inc.                          193,100      4,933,705
Verizon Communications                            100,000      3,945,000
                                                            ------------
                                                              22,586,610
                                                            ------------

UTILITIES (1.8%)

ELECTRIC UTILITIES (1.7%)
Edison International (a)                           85,050      1,397,372
FirstEnergy Corp.                                 156,600      6,021,270
PG&E Corp. (a)                                    435,500      9,210,825
                                                            ------------
                                                              16,629,467
                                                            ------------

GAS UTILITIES (0.1%)
El Paso Corp.                                     155,300      1,254,823
                                                            ------------
TOTAL COMMON STOCKS (COST OF $935,533,161)                   931,382,778
                                                            ------------

                                           See Notes to Schedule of Investments.

PREFERRED STOCK (0.3%)                             SHARES                                 MARKET VALUE
CONSUMER DISCRETIONARY (0.3%)

MEDIA (0.3%)
The News Corp., Ltd. (b) (Cost of $3,666,066)     120,000                                 $  3,006,000
                                                                                          ------------

CONVERTIBLE BONDS (0.6%)                        INTEREST       MATURITY         PAR
                                                  RATE           DATE          VALUE
INDUSTRIALS (0.3%)

METALS & MINING (0.3%)
Freeport-McMoRan
   Copper & Gold, Inc.                               8.25%      01/31/06   $  1,701,000      3,021,401
                                                                                          ------------

INFORMATION TECHNOLOGY (0.2%)

TELECOMMUNICATION EQUIPMENT (0.2%)
Corning, Inc.                                        3.50%      11/01/08      1,404,000      1,507,545
                                                                                          ------------

UTILITIES (0.1%)

ELECTRIC UTILITIES (0.1%)
Calpine Corp.                                        4.00%      12/26/06        890,000        801,000
                                                                                          ------------

GAS UTILITIES (0.0%)
El Paso Corp.                                         (d)       02/28/21        455,000        199,063
                                                                                          ------------

TOTAL CONVERTIBLE BONDS (COST OF $4,610,096)                                                 5,529,009
                                                                                          ------------

See Notes to Schedule of Investments.

SHORT-TERM                                                         PAR             MARKET
INVESTMENT (3.9%)                                                 VALUE             VALUE
REPURCHASE AGREEMENT (3.9%)
Repurchase agreement with State Street Bank & Trust Co.,
dated 06/30/03, due 07/01/03 at 1.00% collateralized by
a U.S. Treasury Bond maturing 08/15/23, market value
$38,431,875 (Repurchase proceeds $37,665,046)
(Cost of $37,664,000)                                         $  37,664,000    $   37,664,000
                                                                               --------------

TOTAL INVESTMENTS (100.2%) (COST OF $981,473,323) (e)                             977,581,787
                                                                               --------------

OTHER ASSETS AND LIABILITIES, NET (-0.2%)                                          (2,078,885)
                                                                               --------------

NET ASSETS (100.0%)                                                            $  975,502,902
                                                                               --------------

NET ASSET VALUE PER SHARE  (123,125,136 SHARES OUTSTANDING)                    $         7.92
                                                                               --------------

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing
(b) Represents an American Depositary Receipt.
(c) Investments in Affiliates as of June 30, 2003:
    Security Name: FleetBoston Financial Corp., the parent company of the Manager.
    Shares as of 12/31/02: 200,000
    Shares as of 06/30/03: 200,000
    Dividend income earned: $140,000
    Value at end of period: $5,942,000
(d) Zero coupon bond.
(e) Cost for both financial statement and federal income tax purposes is the same.

               Gross unrealized appreciation and depreciation
               of investments at June 30, 2003 is as follows:
                 Gross unrealized appreciation                                 $  162,161,642
                 Gross unrealized depreciation                                   (166,053,178)
                                                                               --------------
                   Net unrealized depreciation                                 $   (3,891,536)
                                                                               ==============

                                              See Notes to Financial Statements.

                                                            FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2003 (UNAUDITED)

ASSETS:
   Investments at market value (identified cost $981,473,323)           $    977,581,787
   Cash                                                                            3,093
   Receivable for investments sold                                             1,088,942
   Dividends and interest receivable                                             580,005
                                                                        ----------------
         TOTAL ASSETS                                                        979,253,827
                                                                        ----------------

LIABILITIES:
   Payable for investments purchased                                           2,652,946
   Management, administrative, Trustees' and bookkeeping/pricing
    fees payable                                                                 744,377
   Accrued expenses                                                              353,602
                                                                        ----------------
         TOTAL LIABILITIES                                                     3,750,925
                                                                        ----------------
NET ASSETS                                                              $    975,502,902
                                                                        ================

NET ASSETS REPRESENTED BY:
   Paid-in capital (unlimited number of shares of beneficial interest
    without par value authorized; 123,125,136 shares outstanding)       $  1,039,820,500
   Accumulated net realized loss on investments
    less distributions                                                       (60,426,040)
   Net unrealized depreciation on investments
    and foreign currency transactions                                         (3,891,558)
                                                                        ----------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
 OF BENEFICIAL INTEREST ($7.92 PER SHARE)                               $    975,502,902
                                                                        ================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

INVESTMENT INCOME:
   Dividends                                                                  $    4,707,209
   Interest                                                                          296,623
                                                                              --------------
      TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
        WITHHELD AT SOURCE WHICH AMOUNTED TO $25,635)                              5,003,832

EXPENSES:
   Management fee                                           $     3,290,771
   Administrative fee                                               824,439
   Bookkeeping and pricing fees                                     109,978
   Custody fees                                                      34,150
   Transfer agent fees                                               95,519
   Shareholder communication expenses                               197,741
   Trustees' fees and expenses                                       60,338
   NYSE fee                                                          65,910
   Miscellaneous expense                                             68,107
                                                            ---------------
         TOTAL EXPENSES                                                            4,746,953
                                                                              --------------
         CUSTODY EARNINGS CREDIT                                                        (489)
                                                                              --------------
         NET EXPENSES                                                              4,746,464
                                                                              --------------
NET INVESTMENT INCOME                                                                257,368

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions:
   Proceeds from sales                                          268,869,071
   Cost of investments sold                                     284,113,061
                                                            ---------------
         Net realized loss on investment transactions                            (15,243,990)

Net unrealized appreciation (depreciation) on investments and foreign currency transactions:

   Beginning of period                                         (157,619,740)
   End of period                                                 (3,891,558)
                                                            ---------------
         Change in unrealized depreciation-net                                   153,728,182
                                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $  138,741,560
                                                                              ==============

                                              See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS                          SIX MONTHS ENDED      YEAR ENDED
                                                              JUNE 30, 2003       DECEMBER 31,
                                                               (UNAUDITED)            2002
OPERATIONS:

   Net investment income                                    $        257,368    $     1,038,036
   Net realized loss on investment transactions                  (15,243,990)       (40,350,769)
   Change in unrealized appreciation (depreciation)
     on investments and foreign currency-net                     153,728,182       (256,081,922)
                                                            ----------------    ---------------
   Net increase (decrease) in net assets
     resulting from operations                                   138,741,560       (295,394,655)
                                                            ----------------    ---------------
DISTRIBUTIONS DECLARED FROM:*

   Net investment income                                            (257,368)        (1,038,036)
   Net realized gain on investments                                       --         (2,485,163)
   Paid-in capital                                               (43,528,549)       (97,967,285)
                                                            ----------------    ---------------
   Total distributions                                           (43,785,917)      (101,490,484)
                                                            ----------------    ---------------
CAPITAL TRANSACTIONS:
   Proceeds from rights offering                                          --         95,753,976
   Dividend reinvestments                                         11,995,690         36,519,053
                                                            ----------------    ---------------
   Increase in net assets from capital share transactions         11,995,690        132,273,029
                                                            ----------------    ---------------
   Total increase (decrease) in net assets                       106,951,333       (264,612,110)
NET ASSETS:
   Beginning of period                                           868,551,569      1,133,163,679
                                                            ----------------    ---------------
   End of period                                            $    975,502,902    $   868,551,569
                                                            ================    ===============

*See Note 2 of Notes to Financial Statements.


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                SIX MONTHS ENDED              YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2003         ----------------------------------
                                                   (UNAUDITED)            2002         2001         2000
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period          $           7.14        $  10.65     $  13.61     $  14.02
                                                ----------------        --------     --------     --------
Income from Investment Operations:
   Net investment income                                      --(a)         0.01         0.03         0.05
   Net realized and unrealized gain (loss)
    on investments and foreign currency                     1.14           (2.56)       (1.79)        0.96
   Provision for federal income tax                           --              --           --           --
                                                ----------------        --------     --------     --------
Total from Investment Operations                            1.14           (2.55)       (1.76)        1.01
                                                ----------------        --------     --------     --------
Less Distributions from:
   Net investment income                                      --(a)        (0.01)       (0.03)       (0.06)
   Realized capital gain                                      --           (0.02)       (1.17)       (1.36)
   Paid-in capital                                         (0.36)          (0.85)          --           --
                                                ----------------        --------     --------     --------
Total Distributions                                        (0.36)          (0.88)       (1.20)       (1.42)
                                                ----------------        --------     --------     --------
Change due to rights offering (c)                             --           (0.08)          --           --
Impact of shares issued in dividend
   reinvestment (d)                                           --              --           --           --
                                                ----------------        --------     --------     --------
Total Distributions, Reinvestments
   and Rights Offering                                     (0.36)          (0.96)       (1.20)       (1.42)
                                                ----------------        --------     --------     --------
Net asset value at end of period                $           7.92        $   7.14     $  10.65     $  13.61
                                                ================        ========     ========     ========
Market price at end of period                   $           8.25        $   6.64     $  11.09     $ 12.375
                                                ================        ========     ========     ========

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (e)
Based on net asset value                                    16.3%(g)       (25.0%)      (12.7)%        8.8%
Based on market price                                       30.3%(g)       (33.0%)        0.0%        25.4%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)          $            976        $    869     $  1,133     $  1,376
Ratio of expenses to average net assets (f)                 1.08%(h)        1.05%        1.03%        0.96%
Ratio of net investment income to
   average net assets (f)                                   0.06%(h)        0.11%        0.27%        0.37%
Portfolio turnover rate                                       26%(g)          83%          64%          83%

(a) Rounds to less than $0.01 per share.
(b) Before provision for federal income tax.
(c) Effect of All-Star's rights offerings for shares at a price below net asset value.
(d) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.
(e) Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights exercised.

                                              See Notes to Financial Statements.

                                                                            YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------------------------------
                                               1999        1998        1997          1996          1995        1994        1993
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of period       $  14.22    $  13.32    $  11.95      $  11.03      $   9.26    $  10.40    $  10.78
                                             --------    --------    --------      --------      --------    --------    --------
Income from Investment Operations:
   Net investment income                         0.05        0.05        0.05          0.08          0.10        0.11        0.12
   Net realized and unrealized gain (loss)
    on investments and foreign currency          1.22        2.35        3.01(b)       2.15(b)       2.71       (0.20)       0.78(b)
   Provision for federal income tax                --          --       (0.36)        (0.13)           --          --       (0.18)
                                             --------    --------    --------      --------      --------    --------    --------
Total from Investment Operations                 1.27        2.40        2.70          2.10          2.81       (0.09)       0.72
                                             --------    --------    --------      --------      --------    --------    --------
Less Distributions from:
   Net investment income                        (0.05)      (0.05)      (0.05)        (0.08)        (0.10)      (0.12)      (0.12)
   Realized capital gain                        (1.34)      (1.35)      (1.28)        (1.10)        (0.94)      (0.52)      (0.58)
   Paid-in capital                                 --          --          --            --            --       (0.36)      (0.37)
                                             --------    --------    --------      --------      --------    --------    --------
Total Distributions                             (1.39)      (1.40)      (1.33)        (1.18)        (1.04)      (1.00)      (1.07)
                                             --------    --------    --------      --------      --------    --------    --------
Change due to rights offering (c)                  --       (0.10)         --            --            --       (0.05)      (0.03)
Impact of shares issued in dividend
   reinvestment (d)                             (0.08)         --          --            --            --          --          --
                                             --------    --------    --------      --------      --------    --------    --------
Total Distributions, Reinvestments
   and Rights Offering                          (1.47)      (1.50)      (1.33)        (1.18)        (1.04)      (1.05)      (1.10)
                                             --------    --------    --------      --------      --------    --------    --------
Net asset value at end of period             $  14.02    $  14.22    $  13.32      $  11.95      $  11.03    $   9.26    $  10.40
                                             ========    ========    ========      ========      ========    ========    ========
Market price at end of period                $ 11.063    $ 12.938    $ 13.313      $ 11.250      $ 10.875    $  8.500    $ 11.125
                                             ========    ========    ========      ========      ========    ========    ========

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:
  (e)
Based on net asset value                         10.2%       19.8%       26.6%         21.7%         31.8%       (0.8)%       8.8%
Based on market price                            (4.4)%       9.1%       34.4%         16.2%         41.4%      (14.9)%      12.7%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)       $  1,396    $  1,351    $  1,150      $    988      $    872    $    710    $    725
Ratio of expenses to average net assets (f)      0.97%       1.00%       1.01%         1.03%         1.06%       1.07%       1.08%
Ratio of net investment income to
   average net assets (f)                        0.37%       0.39%       0.38%         0.73%         0.92%       1.16%       1.08%
Portfolio turnover rate                            90%         76%         99%           70%           54%         44%         72%

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Not annualized.
(h) Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2003 (UNAUDITED)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

Liberty All-Star Equity Fund ("All-Star" or the "Fund"), organized as a Massachusetts business trust on August 20, 1986, is a closed-end, diversified management investment company. All-Star's investment goal is to seek total investment return, comprised of long term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. All-Star is managed by Liberty Asset Management Company (the "Manager"), a wholly-owned subsidiary of Columbia Management Group, Inc., which is a wholly-owned subsidiary of FleetBoston Financial Corporation.

   The following is a summary of significant accounting policies followed by All-Star in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS - Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Debt securities generally are valued by a pricing service based on market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used. Securities for which reliable quotations are not readily available are valued at fair value, as determined pursuant to procedures adopted by the Board of Trustees ("Trustees"). Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine that this does not represent fair value. These securities would then be valued at fair value pursuant to procedures adopted by the Trustees.

PROVISION FOR FEDERAL INCOME TAX - Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS - All-Star currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on the ex-dividend date.

OTHER - Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

   The following capital loss carryforwards, determined as of December 31, 2002, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF    CAPITAL LOSS
   EXPIRATION   CARRYFORWARD
   ----------   ------------
      2010      $  7,255,400

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, as discussed in Note 1, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income. The source of the distributions in the Statement of Changes in Net Assets for the six-month period ended June 30, 2003 are estimates and are subject to change based on Fund activity through December 31, 2003, the Fund's fiscal year-end.

NOTE 3. FEES PAID TO AFFILIATES

Under All-Star's Management Agreement, All-Star pays the Manager a management fee for its investment management services at an annual rate of 0.80% of All-Star's average weekly net assets. Under Portfolio Manager Agreements, the Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the portion of the investment portfolio managed by it. All-Star also pays the Manager an administrative fee for its administrative services at an annual rate of 0.20% of All-Star's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $400 million and the aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of All-Star's average weekly net assets in excess of $400 million. The annual fund management and administrative fees are further reduced to 0.648% and 0.162%, respectively, on average weekly net assets in excess of $800 million to $1.2 billion and 0.584% and 0.146%, respectively, on average weekly net assets in excess of $1.2 billion. The aggregate annual fees payable by the Manager to the Portfolio Managers are also reduced to 0.324% of the Fund's average weekly net assets in excess of $800 million to $1.2 billion and 0.292% of the Fund's average net assets in excess of $1.2 billion.The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank and Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

   Under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average weekly net assets are more than $50 million, an additional monthly fee is paid as calculated pursuant to the terms of the Pricing and Bookkeeping Agreement. For the six months ended June 30, 2003, the net asset based fee was 0.024%. The Fund also pays out-of-pocket costs for pricing services.

OTHER - The Fund pays no compensation to its officers, all of whom are employees of the Manager or its affiliates. The Fund has an agreement with its custodian bank under which $489 of custody fees were reduced by balance credits for the six months ended June 30, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income-producing asset if it had not entered into such an agreement.

NOTE 4. CAPITAL TRANSACTIONS

In a rights offering commencing April 5, 2002, shareholders exercised rights to purchase 10,688,506 shares at $8.99 per share for proceeds, net of expenses, of $95,753,976. During the six months ended June 30, 2003, and the year ended December 31, 2002, distributions in the amount of $11,995,690 and $36,519,053, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 1,497,589 and 4,491,951 shares, respectively.

NOTE 5. SECURITIES TRANSACTIONS

Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the six months ended June 30, 2003 were $228,005,234 and $268,869,071, respectively.

   The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement, plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

                                  DISTRIBUTION POLICY/DIVIDEND REINVESTMENT PLAN

DISTRIBUTION POLICY

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES AND MAY BE TAXED AS ORDINARY INCOME UP TO THE AMOUNT OF THE FUND'S CURRENT AND ACCUMULATED EARNINGS AND PROFITS. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

DIVIDEND REINVESTMENT PLAN

Through the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund's shareholders have the opportunity to have their dividends automatically reinvested in additional shares of the Fund. Participating shareholders have been rewarded as a result of the consistent reinvestment of dividends. Each share of the Fund owned by shareholders who have participated in the Dividend Reinvestment Program since the Fund began operations in 1986 would have grown to
6.111 shares as of June 30, 2003, with a total net asset value of $48.40. Participants are kept apprised of the status of their account through quarterly statements.

   For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern Time. If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares if you wish to participate in the Plan.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On April 16, 2003, the Annual Meeting of Shareholders of the Fund was held to elect two (2) Trustees and to approve the Fund's Portfolio Management Agreement with Boston Partners Asset Management, L.P. On January 31, 2003, the record date for the Meeting, the Fund had outstanding 121,627,547 shares of beneficial interest. The votes cast at the Meeting were as follows:

     1. PROPOSAL TO ELECT (2) TRUSTEES:

                                       FOR        AGAINST
                                       ---        -------
               John A. Benning     114,159,225   2,072,566
               William E. Mayer    114,156,855   2,074,936

     The Board of Trustees is divided into the following three classes, each with a term expiring in the indicated year:

                    2004            2005         2006
                    ----            ----         ----
                 Mr. Lowry      Mr. Benning    Mr. Mayer
               Mr. Neuhauser    Mr. Grinnell

     2. PROPOSAL TO APPROVE THE FUND'S PORTFOLIO MANAGEMENT AGREEMENT WITH BOSTON PARTNERS ASSET MANAGEMENT, L.P.:

               For                 113,155,099
               Against               1,494,373
               Abstain               1,582,319

[ALL STAR(SM) EQUITY FUND LOGO]

FUND MANAGER
Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111
617-772-3626
www.all-starfunds.com

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
EquiServe Trust Company, N.A.
P.O. Box 43010, Providence, Rhode Island 02940-3010
1-800-LIB-FUND (1-800-542-3863)
www.equiserve.com

LEGAL COUNSEL
Kirkpatrick and Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC 20036-1800

TRUSTEES
John A. Benning*
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
William R. Parmentier, Jr., President and Chief Executive Officer
Mark T. Haley, CFA, Vice President
Fred H. Wofford, Vice President
J. Kevin Connaughton, Treasurer
Vicki L. Benjamin, Chief Accounting Officer and Controller

* Member of the audit committee.

[USA LISTED NYSE LOGO]

[ALL STAR(SM) EQUITY FUND LOGO]

Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111

[USA LISTED NYSE LOGO]

A MEMBER OF THE
CLOSED-END
FUND
ASSOCIATION, INC.
WWW.CLOSED-ENDFUNDS.COM

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable at this time.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits under the Securities Exchange Act of 1934, as amended, is accumulated and communicated to the Registrant's management, including the Chief Executive Officer and Chief Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant's internal control over financial reporting that occurred over the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable at this time.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)). Attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Liberty All Star Equity Fund
             -------------------------------------------------------------------

By (Signature and Title)*   /s/ William R. Parmentier, Jr.
                          ------------------------------------------------------
                            William R. Parmentier, Jr., President and Chief
                            Executive Officer

Date  September 3, 2003
     ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ William R. Parmentier, Jr.
                          ------------------------------------------------------
                           William R. Parmentier, Jr., President and Chief Executive Officer

Date  September 3, 2003
     ---------------------------------------------------------------------------

By (Signature and Title)* /s/ J. Kevin Connaughton
                          ------------------------------------------------------
                           J. Kevin Connaughton, Treasurer

Date  September 3, 2003
     ---------------------------------------------------------------------------